                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to SECTION 240.14a-11(c) or SECTION 240.14a-12

                          Ackerley Communications, Inc.
- -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               Merrill Corporation
- -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

         ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          _____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          _____________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          _____________________________________________________________________

     (5)  Total fee paid:

          _____________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          _____________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          _____________________________________________________________________

     (3)  Filing Party:

          _____________________________________________________________________

     (4)  Date Filed:
          _____________________________________________________________________

                                    ACKERLEY
                              COMMUNICATIONS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The Annual Meeting of Shareholders of Ackerley Communications, Inc. will be held at The Rainier Club, 820 4th Avenue, Seattle, Washington, on Monday, May 1, 1995 at 9:00 a.m., Pacific Daylight Savings Time, for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. Electing a Board of Directors to hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified.

     2. WHATEVER OTHER BUSINESS properly may be brought before the meeting or any adjournment thereof.

     Shareholders of record of Common Stock and Class B Common Stock at the close of business on March 17, 1995 are entitled to notice of and to vote at the Annual Meeting. A complete list of shareholders entitled to vote will be available for examination at the Annual Meeting and at the Company's headquarters, Suite 3770, Seafirst Fifth Avenue Plaza, 800 Fifth Avenue, Seattle, Washington, for ten days before the meeting.

                              By Order of the Board of Directors

                               /s/ Denis M. Curley
                              ____________________________________
Seattle, Washington           Denis M. Curley
March 27, 1995                Executive Vice President and Chief
                              Financial Officer, Treasurer and Secretary


PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY DELIVERING WRITTEN NOTICE TO THE ASSISTANT SECRETARY OF THE COMPANY AT ANY TIME PRIOR TO ITS EXERCISE.

                                    ACKERLEY
                              COMMUNICATIONS, INC.



                                 March 27, 1995





TO OUR SHAREHOLDERS:

          You are cordially invited to attend the Annual Meeting of Shareholders of Ackerley Communications, Inc. (the "Company"), which will be held at 9:00 a.m., Pacific Daylight Savings Time on Monday, May 1, 1995, at The Rainier Club, 820 4th Avenue, Seattle, Washington. In that connection, please find enclosed a Notice of Annual Meeting, a Proxy Statement, a form of Proxy and a copy of the Company's Annual Report on Form 10-K.

          At the Annual Meeting, you will be asked to elect directors of the Company. If you do not plan to attend this meeting, we request that you return the enclosed proxy promptly in the return envelope provided for your convenience, so that as many shares as possible will be represented at the meeting. If you attend the meeting, you may vote in person.


                                Sincerely yours,


                                Denis M. Curley
                                Executive Vice President and
                                Chief Financial Officer,
                                Treasurer and Secretary

                              [ACKERLEY LETTERHEAD]


                                 PROXY STATEMENT


          This Proxy Statement and the accompanying Proxy are being first sent or given to shareholders on or about March 27, 1995, for use in connection with the Annual Meeting of Shareholders of Ackerley Communications, Inc. (the "Company") to be held on Monday, May 1, 1995 at 9:00 a.m., Pacific Daylight Savings Time. Only those shareholders of record of the Company's voting common stock, par value $.01, including Common Stock and Class B Common Stock, at the close of business on March 17, 1995, shall be entitled to notice of the meeting and to vote. The number of shares of voting common stock of the Company outstanding and entitled to vote at the Annual Shareholders' Meeting is 9,598,433 shares of Common Stock and 5,865,861 shares of Class B Common Stock.

          The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, and the costs of solicitation will be borne by the Company. In addition to the use of the mails, solicitation may be made, without additional compensation, by directors and officers and regular employees of the Company, by telephone, telegraph and personal interview. The Company will reimburse brokers, nominees and similar record holders for reasonable expenses in mailing proxy material to beneficial owners.

          If the enclosed Proxy is duly executed and received in time for the meeting, it is the intention of the persons named therein to vote the shares represented by the Proxy "FOR" the matter in question, unless otherwise indicated. Any proxy given by a shareholder may be revoked before its exercise by notice to the Assistant Secretary of the Company in writing at any time prior to its use. The shares represented by properly executed proxies will be voted in accordance with the specifications therein, or, if no preference is specified, in accordance with the recommendation of management as specified above. On each matter before the meeting, including the election of directors, holders of Common Stock have one vote for each share of Common Stock held and holders of Class B Common Stock have ten (10) votes for each share of Class B Common Stock held. Shareholders are not entitled to cumulate their votes in the election of directors.

                         ITEM 1 - ELECTION OF DIRECTORS

          The Company's Bylaws provide that the number of directors to be elected at the shareholders' meeting shall be not less than one (1) nor more than eight (8), as determined by the Board of Directors. The Company's Third Restated Certificate of Incorporation provides that the Company's Board may change the number of directors from time to time, and the Company's Bylaws provide that the Company's Board may fill any vacancies created. The Board of Directors has fixed the number of directors to be elected at this Annual Meeting at five (5).

          If any nominee should refuse or be unable to serve, the Proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge that any of the nominees will refuse or be unable to serve.

          The following table sets forth certain information with respect to the
(i) nominees for director, including their ages, their principal occupations during the past five (5) years, the year first elected a director of the Company and the number of shares of the Company's Common Stock and Class B Common Stock beneficially owned by each on March 17, 1995; (ii) information, as of March 17, 1995, regarding the number of shares of Common Stock and Class B Common Stock beneficially owned by each of the executive officers named in the table appearing under "Executive Compensation" below and by the directors and Executive Officers of the Company as a group. Two of the nominees, Messrs. Ackerley and Thielen, are presently directors of the Company.


- --------------------------------------------------------------------------------------------------------------
 Name, Age and                                     Shares of the Company's Common Stock
 Principal Occupation                              and Class B Common Stock and Percent
 During Past Five Years                            of Class Beneficially Owned (1)
- --------------------------------------------------------------------------------------------------------------
                                                                                    Class B
                                            Common Stock         Percent          Common Stock        Percent
                                            -------------        -------          ------------        -------
 Barry A. Ackerley, 60                      5,431,438 (2)         56.6%           5,700,177 (2)         97.2%
 Chairman and Chief Executive Officer
 of the Company;
 Director since 1975

 Michel C. Thielen, 60                          -0-                 *                  -0-                *
 President, MCT Thielen and
 Associates (advertising agency);
 Vice President, Executive Wings,
 Inc. (airport operations company);
 Director since 1979

 Gail A. Ackerley, 57                       5,431,438 (3)         56.6%           5,700,177 (3)         97.2%
 Chairman of Ackerley Corporate
 Giving (Company's charitable
 activities);
 Director Nominee

 Richard P. Cooley, 71                          -0-                  *                 -0-                *
 Retired, Chairman (1988-April 1994)
 and Chief Executive Officer (1988-
 1991), Seattle-First National
 Bank; director, PACCAR; director,
 Egghead Software Inc.;
 Director Nominee

 M. Ian G. Gilchrist, 45                        -0-                  *                 -0-                *
 Managing Director, CS First Boston
 Corporation (investment banking -
 media/telecommunications);
 Director Nominee


- -----------------------------------------------------------------------------------------------------------
 Name, Age and                                     Shares of the Company's Common Stock
 Principal Occupation                              and Class B Common Stock and Percent
 During Past Five Years                            of Class Beneficially Owned (1)
- -----------------------------------------------------------------------------------------------------------
                                                                                    Class B
                                            Common Stock         Percent          Common Stock        Percent
                                            -------------        -------          ------------        -------
 William N. Ackerley, 34                       11,715                *              6,234 (4)            *
 President and Chief Operating
 Officer of the Company

 Denis M. Curley, 47                                1                *                 -0-                *
 Executive Vice President and
 Chief Financial Officer,
 Treasurer and Secretary
 of the Company

 Keith W. Ritzmann, 43                            401                *                  100               *
 Vice President and Controller
 of the Company

 All Directors and Executive                5,443,555              56.7%          5,706,511             97.3%
 Officers as a group (8 persons)

__________
(1) Unless otherwise indicated, represents shares over which each nominee exercises sole voting or investment power.
(2) Barry Ackerley and Gail Ackerley are husband and wife. Includes 3,632 shares of Common Stock and 132 shares of Class B Common Stock held by Gail
     A. Ackerley, of which Mr. Ackerley disclaims beneficial ownership.
(3) Barry Ackerley and Gail Ackerley are husband and wife. The amount shown includes 5,427,806 shares of Common Stock and 5,700,045 shares of Class B Common Stock held by Barry A. Ackerley, of which Mrs. Ackerley disclaims beneficial ownership.
(4) Includes 3,060 shares of Class B Common Stock held by his minor children, for which William Ackerley exercises sole voting and investment power as custodian under the Washington Uniform Transfer to Minor Act.
*  Indicates amounts equal to less than 1% of the outstanding shares.



     The term of office for all the above nominees will be for one year and until their successors are elected and have qualified.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO BE ELECTED AS DIRECTORS.


                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

          All business of the Board of Directors of the Company during fiscal 1994 was conducted by unanimous written consent in lieu of any meeting. The Board of Directors of the Company has established no committees.

          Under the federal securities laws, the Company's directors and executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the "Commission") and the American Stock Exchange. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates. In 1992, Mr. Barry Ackerley failed to timely file a Form 4 reflecting the purchase by his wife, Gail Ackerley, of 3,500 shares of Common Stock. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with Commission.

                      OWNERSHIP OF THE COMPANY COMMON STOCK


          As of March 17, 1995, Barry A. Ackerley was the only person known to the Company owning beneficially more than five percent (5%) of the Company's outstanding shares of Common Stock and Class B Common Stock. See "Election of Directors" above.


                             EXECUTIVE COMPENSATION

          The following table sets forth certain information concerning compensation paid or accrued by the Company during the fiscal years ended December 31, 1994, 1993 and 1992, to or on behalf of the Company's Chief Executive Officer and to or on behalf of each executive officer whose aggregate cash compensation exceeded $100,000 for the prior fiscal year.


                                                     Summary Compensation Table
- -----------------------------------------------------------------------------------------------------------------------------
                                                                               Long Term Compensation
                                                                               ----------------------
                                         Annual Compensation                     Awards    Payouts            All Other
                                                                                                             Compensation
                              -----------------------------------------------------------------------------------------------

                                                                                                          Savings
                                                                               Securities                  and
                                                                Other Annual  Underlying   LTIP         Retirement
Name and Principal                                              Compensation    Options   Payouts ($)    Plan ($)     Other($)
Position                      Year    Salary ($)     Bonus ($)     ($)(1)         (#)       (2)             (3)         (4)
- ------------------------------------------------------------------------------------------------------------------------------
Barry A. Ackerley,            1994    $ 500,016      $ 200,000       N/A          -0-      $  -0-         $6,000        $32,373
Chairman of the Board and     1993    $ 500,016      $ 200,000       N/A          -0-      $  -0-         $8,994        $26,152
Chief Executive Officer       1992    $ 450,000      $ 136,619       N/A          -0-      $  -0-         $8,728        $10,054

William N. Ackerley,          1994    $ 187,500      $  62,500       N/A          -0-      $  -0-         $6,000        $   486
President and Chief           1993    $ 150,000      $     -0-       N/A          -0-      $  -0-         $5,600        $   432
Operating Officer             1992    $  83,375      $  15,000       N/A       15,000      $  -0-         $3,335        $   128


                                                     Summary Compensation Table
- -----------------------------------------------------------------------------------------------------------------------------
                                                                               Long Term Compensation
                                                                               ----------------------
                                         Annual Compensation                     Awards    Payouts            All Other
                                                                                                             Compensation
                              -----------------------------------------------------------------------------------------------

                                                                                                          Savings
                                                                              Securities                    and
                                                                Other Annual  Underlying   LTIP         Retirement
Name and Principal                                              Compensation    Options   Payouts ($)    Plan ($)     Other($)
Position                      Year    Salary ($)     Bonus ($)     ($)(1)         (#)       (2)             (3)         (4)
- ------------------------------------------------------------------------------------------------------------------------------

Denis M. Curley,              1994    $ 182,500      $  61,500       N/A          -0-      $  -0-         $6,000        $ 1,566
Executive Vice President      1993    $ 175,000      $     -0-       N/A          -0-      $  -0-         $8,000        $ 1,044
and Chief Financial           1992    $ 138,958      $  25,000       N/A        20,000     $  -0-         $5,558        $   470
Officer, Treasurer and
Secretary

Keith W. Ritzmann             1994    $ 100,700      $  12,139       N/A          -0-      $  -0-         $3,743        $   526
Vice President and            1993    $  95,000      $     -0-       N/A          -0-      $  -0-         $3,911        $   286
Controller                    1992    $  66,605      $   2,780       N/A          -0-      $  -0-         $2,664        $   172

______________________________________

(1) None of the named executives received perquisites or other personal benefits, in any of the years shown, in an aggregate amount equal to or exceeding the lesser of (i) $50,000 or (ii) 10% of the executive's total annual salary and bonus for each year.

(2) The amounts appearing in this column are the value as of December 31, 1994, 1993 and 1992, respectively, of the shares earned under the Company's Employee Stock Option Plan.

(3) The amounts appearing in this column are Company contributions and credits on behalf of each named executive under the Company's Savings and Retirement Plan.

(4) Includes value of life insurance in excess of $50,000 for each of the named executives and imputed interest of indebtedness to the Company in the amount of $26,055 incurred by Barry Ackerley.

OPTION GRANTS IN LAST FISCAL YEAR

      No options were granted to any of the named executives during 1994.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

          This table includes the number of shares covered by both exercisable and non-exercisable stock options held by each of the named executives as of December 31, 1994. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. No options were exercised by named executive officers during 1994.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
- -------------------------------------------------------------------------------------------------------
                                                                 No. of Shares           Value of
                                                                    Underlying           Unexercised
                                                                    Unexercised          In-the-Money
                                                                 Options at Fiscal    Options at Fiscal
                                                                     Year-End              Year-End
                           Shares Acquired         Value           exercisable/          exercisable/
       Name                  on Exercise        Realized ($)     unexercisable (#)    unexercisable ($)
- -------------------------------------------------------------------------------------------------------
 Barry A. Ackerley               N/A                N/A                 N/A                  N/A

 William N. Ackerley             N/A                N/A             -0-/15,000           -0-/$80,625

 Denis M. Curley                 N/A                N/A             -0-/20,000           -0-/$107,500

 Keith W. Ritzmann               N/A                N/A              -0-/5,000           -0-/$26,875



LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

     The Company did not grant any long-term incentive compensation to any of the named executives offices during 1994.

BOARD REPORT ON EXECUTIVE COMPENSATION

     The Company has no separate Compensation Committee. Consequently, all compensation matters respecting the Company's executive officers is determined by the Board of Directors acting as a whole.

     In determining the compensation to be paid to the Company's executive officers in 1994, the Board employed compensation policies designed to align the compensation with the Company's overall business strategy, values and management initiatives. These policies are intended to reward executives for enhancing the long-term value of the Company's assets, to support a performance-oriented environment that rewards achievement of internal goals and recognizes Company performance compared to performance levels of companies in its industries, and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company. The Board believes that by striving to best obtain these goals the executive officers should enhance shareholder value for the long-term.

     The key components of executive officer compensation are (i) salary, which is based on factors such as the individual officer's level of responsibility and comparisons to similar positions in the Company's subsidiaries and comparable media and advertising companies; (ii) cash bonus awards, which are based on individual performance and the performance of the Company, measured primarily in terms of increases in the Company's Operating Cash Flow and accomplishment of the Company's strategic goals; and (iii) stock option awards which are intended to increase the motivation for an interest in the Company's long-term success as measured by the Company's share price.

     The Board based the 1994 compensation of the executive officers on the policies described above. The executives' salaries in 1994 were based on a variety of factors including the salaries of the executive officers of comparable media advertising companies. Cash bonuses were paid to certain executive officers in early 1994 for accomplishing the 1993 refinancing of the Company's senior debt. Additional cash bonuses were paid to executive officers at year-end, primarily in recognition of the progress made by the Company during the year in improving its Operating Cash Flow, achieving a record level of sales and net income and pursuing the Company's overall strategic goals. Individual performance was also taken into account.

     The Board based the 1994 compensation of the Chief Executive Officer on the policies described above. The Chief Executive Officer's salary in 1994 remained at the same level as last year's and is believed to be in the lower range of salaries of the chief executive officers of comparable media advertising companies. The cash bonus which was paid to the Chief Executive Officer for 1994 was primarily in recognition of the record-level sales and net income as well as the substantial progress, as determined by the Board of Directors, made by the Company during the year toward (i) pursuing the Company's overall strategic goals, which include the development of a new arena in Seattle and
(ii) attaining the Company's long-term goal of increasing the Company's earnings per share.

          Barry A. Ackerley, Director   Michel C. Thielen, Director

REPRICING, REPLACEMENT OR CANCELLATION AND REGRANT OF OPTIONS

     No adjustments or amendments to the exercise price of stock options previously awarded to any of the named executives were made at any time during 1994.

BOARD OF DIRECTORS INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors as a whole determines the compensation to be paid the Company's executive officers as well as the options to be granted any executive officer at any time. Mr. Barry A. Ackerley, the Company's Chief Executive Officer, has served on the Board of Directors during the past fiscal year.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The SEC requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with the S&P 500 Stock Index or other broad market index performance and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Company has selected the S&P 500 Stock Index and the mutual fund, Fidelity Select Broadcast and Media, as an index of peer companies.

                                     [GRAPH]



                      Base     1990      1991        1992      1993      1994
 Ackerley            100.00    30.56     19.44       29.17     59.72     75.00
 S&P 500 Index       100.00    93.44    118.02      123.29    131.99    129.96
 Fidelity SB&M       100.00    73.78    101.71      123.56    170.54    177.31

SAVINGS AND RETIREMENT PLAN

     In 1978, the Company adopted its Savings and Retirement Plan (the "Savings Plan"). The Savings Plan was amended, effective January 1, 1985, to convert it to one qualified under Section 401(k) of the Internal Revenue Code, as amended.

     All employees who have served at least three months with the Company as of the beginning of a calendar quarter, including employees of subsidiaries of the Company who are not covered by a collective bargaining agreement, may participate in the Savings Plan. The Company may waive the exclusion of employees subject to collective bargaining agreements in individual cases. As of December 31, 1994, all subsidiaries of the Company were participating in the Savings Plan.

     An eligible employee may elect to have his or her base salary reduced from 2% to 15%, up to the statutory limitation. This amount, plus an equal amount provided by the Company up to a maximum of 4% of the participant's pre-reduction monthly salary, is then contributed by the Company to an independently managed trust established pursuant to the Savings Plan. The Company also may make an additional voluntary contribution, which is allocated pro rata among all participating employees based on the amount of their contributions for that same Savings Plan year.

     The Company's contributions vest partially when a participant has completed three years of service, with the vested portion of the Company's contributions increasing to 100% upon the employee having completed five years of service. An employee also becomes fully vested when he or she reaches age 65, becomes totally disabled or dies. All amounts contributed by an employee, and those portions of the amounts contributed by the Company that have vested, are payable in a single lump sum or a qualified joint and survivor annuity upon retirement, total disability, death or termination of employment with the Company. The amounts contributed to the Savings Plan by the Company on behalf of the named executive officers during 1994 is disclosed in the Summary Compensation Table under the column entitled "All Other Compensation."

STOCK PURCHASE AGREEMENTS

     In 1989, the Company entered into amendments to certain Stock Purchase Agreements dated 1981 with certain of its key employees to sell shares of its Common Stock at a price per share equal to the fair market value of such stock at the time the agreements were executed. At any time ten years from the date of the amended Stock Purchase Agreements, holders may purchase shares, in whole or in part, by funds which have been credited to escrow accounts by such holders subject to certain earlier termination provisions. Under certain circumstances, the Company may have a right of first refusal on the sale of any shares of Common Stock and Class B Common Stock acquired pursuant to the Stock Purchase Agreements. In connection with the Class B Common Stock dividend in June 1987, the Company amended the Stock Purchase Agreements to provide for the distribution of one share of Class B Common Stock at no extra cost to the holder for each share of

Common Stock subject to the Stock Purchase Agreement at the time such Common Stock is purchased.

     As of December 31, 1994, there was an aggregate of 67,500 shares of Common Stock and an equal number of shares of Class B Common Stock subject to Stock Purchase Agreements at a weighted average purchase price per share of $3.83 per share of Common Stock. No executive officers hold outstanding Stock Purchase Agreements.

STOCK OPTION PLAN

     The Company's Employee Stock Option Plan (the "Plan") was approved by the Board of Directors and the stockholders of the Company in 1983. In 1994, the Plan was amended, with the approval of the shareholders, to, among other things, extend the term of the Plan and to increase the number of shares available for stock option grants. A total of 500,000 shares of Common Stock have been authorized and reserved for issuance under the Plan. In connection with the Class B Common Stock dividend in June 1987, the Company amended the Plan to provide for the distribution of one share of Class B Common Stock for each share of Common Stock subject to outstanding options under the Plan on such date, which distribution occurs at the time an optionee exercises an option.

     The Plan provides for the granting to employees, including officers, of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for the granting of nonstatutory stock options to employees, including officers and directors. The Plan is currently administered by the Board of Directors, which determines the recipients of option grants and the terms of such options, including the exercise price, number of shares subject to the option and the exercisability thereof. Under certain circumstances, the Company has a right of first refusal on the sale of any shares of Common Stock and Class B Common Stock acquired pursuant to the exercise of stock options. No option granted under the Plan is transferable by the holder other than by will or the laws of descent and distribution, and each option and stock purchase right is exercisable during the lifetime of the holder only by such holder.

     The exercise price of all incentive stock options granted under the Plan must be at least equal to the fair market value of the Common Stock on the date of grant. The exercise price of all nonstatutory stock options granted under the Plan is determined by the Board at its sole discretion. With respect to any participant who owns stock possessing more than 10% of the voting rights of the Company's outstanding capital stock ("10% shareholder"), the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years. No incentive stock options may be granted to a participant which, when aggregated with all other incentive stock options granted to such participant since January 1, 1987, would have an aggregate fair market value in excess of $100,000 becoming exercisable in any calendar year. The terms of all options granted under the Plan, other than options granted to a 10% shareholder, may not exceed ten years.

     The Plan grants the Board of Directors the discretion to determine when options granted thereunder shall become exercisable. Generally, such options vest and become exercisable five years from the date of grant. In the event of a merger of the Company with or into another corporation or a sale of substantially all of the Company's assets, each option shall be assumed or an equivalent option substituted by the successor corporation, or the Board of Directors may take such other action as it may decide, including the acceleration of the exercisability of all outstanding options.

     As of December 31, 1994, the Company had granted options to purchase an aggregate of 246,000 shares of Common Stock and, with respect to options outstanding at June 24, 1987, to receive 10,000 shares of Class B Common Stock, all of which remain outstanding at a weighted average exercise price of $1.94 per share.

DIRECTORS' FEES

     The Company does not pay directors' fees, but it does reimburse directors for out-of-pocket expenses in connection with attendance at meetings of the
Board of Directors.   Following the election of directors at the Annual Meeting
of Shareholders, it is expected that nonemployee directors will receive an annual fee as compensation for their services.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In June 1990, a corporation owned by the Company's Chairman and Chief Executive Officer, Barry A. Ackerley, entered into an agreement with a subsidiary of the Company to provide air transportation services for the Seattle SuperSonics and other Company purposes. The agreement calls for monthly fees of approximately $63,000 for such services and may be terminated on December 31, 1998 at the option of either party.

     Kimberly Cleworth, who is Barry and Gail Ackerley's daughter, began serving as the Company's Vice President of Marketing on January 1, 1994 and was paid a total of $74,000 for the year as compensation for such services.

     From time to time the Company advances funds to Mr. Barry Ackerley for his personal use. Since January 1, 1992, the highest aggregate amount of such loans was $350,000. For the years ended December 31, 1994, 1993 and 1992, the aggregate outstanding principal amounts of such loans were $150,000, $350,000 and $250,000, respectively. Interest on this indebtedness accrues and is imputed at the same rate as that charged to the Company on its senior bank debt.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Ernst & Young LLP performed the audit of the consolidated financial statements for the Company and its subsidiaries for the year ended December 31, 1994. The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the current year. Shareholders are not required to take action on this selection. Representatives of Ernst & Young LLP will be present at the

Annual Meeting. They will be given the opportunity to present a statement if they so desire and will be available to respond to appropriate questions.


                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders of the Company scheduled to be held May 1, 1996 must be received for inclusion in the Proxy Statement and form of Proxy relating to that meeting by November 30, 1995.

                             ITEM 4 - OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should properly come before the meeting, it is the intention of the persons named in the Proxy to vote the Proxy in accordance with the recommendations of management on such matters.


                                   By Order of the Board of Directors,


                                   /s/ Denis M. Curley
                                   ______________________________________
Seattle, Washington                DENIS M. CURLEY
March 27, 1995                     Executive Vice President and Chief
                                   Financial Officer, Treasurer and Secretary


     THE COMPANY URGES YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. ANY PERSON GIVING A PROXY MAY REVOKE IT PRIOR TO ITS EXERCISE.

                                      PROXY


        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          ACKERLEY COMMUNICATIONS, INC.
                       PLEASE SIGN AND RETURN IMMEDIATELY

     KNOW ALL MEN BY THESE PRESENT, that I, the undersigned Shareholder of Ackerley Communications, Inc., Seattle, Washington, (the "Company"), do hereby nominate, constitute and appoint Keith W. Ritzmann and Carmen L. Smith, and each of them (with full power to act alone), my true and lawful attorney with full power of substitution, for me and in my name, place and stead to vote all the Common Stock, including Class B Common Stock, of the Company standing in my name and on its books on March 17, 1995, at the Annual Meeting of Shareholders to be held at The Rainier Club, 820 4th Avenue, Seattle, Washington, on Monday, May 1, 1995, at 9:00 a.m. Pacific Daylight Savings Time, or at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

1. ELECTION OF DIRECTORS. The election of the persons listed below to serve as Directors for the ensuing year.

     FOR all nominees listed below           WITHHOLD AUTHORITY
     (Except as marked to the       /  /     to vote for all       /  /
     contrary below):                        nominees listed below:

     Barry A. Ackerley Gail A. Ackerley Richard P. Cooley M. Ian G. Gilchrist Michel C. Thielen

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

            ________________________________________________________


2. WHATEVER OTHER BUSINESS may properly be brought before the meeting or any adjournment thereof.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSITIONS LISTED UNLESS AUTHORITY IS WITHHELD, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.

     Management knows of no other matters that may properly be, or which are likely to be brought before the meeting. However, if any other matters are properly presented at said meeting, this proxy shall be voted in accordance with the recommendations of the management.

     The Board of Directors recommends a vote "FOR" the listed propositions.

                                   DATED_______________________________,  1995

                                   ___________________________________________

                                   ___________________________________________
                                   WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                   ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE
                                   GIVE FULL TITLE.  IF MORE THAN ONE TRUSTEE,
                                   ALL SHOULD SIGN.  ALL JOINT OWNERS MUST SIGN.